                            REVOLVING LOAN AGREEMENT

         REVOLVING LOAN AGREEMENT (the "Agreement"), made as of this 24th day of November, 2003, by and between T-TWO PARTNERS, L.P., a Delaware limited partnership (the "Lender"), and THE NEWKIRK MASTER LIMITED PARTNERSHIP ("Borrower").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to that certain Omnibus Agreement, Termination of Put-Call Option Agreement; Loan Commitment and Agreement to Guaranty (the "Omnibus Agreement"), the Lender has agreed to provide Borrower with the ability to borrow sums from the Lender in the form of a revolving credit loan facility;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings (all terms defined in this Article I or other provisions in the singular shall have the same meanings when used in the plural and vice versa):

         "Credit Period" - shall mean the time period between the date hereof and the earlier to occur of (i) the date that is six months prior to the Maturity Date or (ii) the date on which all of the obligations of the Lender under the Fleet Loan have been satisfied.

         "Fleet Loan" - that certain loan being made pursuant to the Fleet Loan Agreement.

         "Fleet Loan Agreement" - that certain Master Loan Agreement, dated of even date herewith among Borrower, Lender, Fleet National Bank, as Agent, and certain other lenders identified therein.

         "Interest Period" - means, each one (1) consecutive month period during the term of each Loan. Each such Interest Period shall commence on the last day of the expiring Interest Period and ending one month thereafter; provided, however: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

         "Interest Rate" - LIBOR plus 450 basis points.

         "Loan Documents" - This Agreement, the Note and all other documents entered into in connection herewith or therewith.

         "LIBO Rate" - with respect to any Interest Period, the rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a 30 day period which appears on the "Telerate Page 3750" as of 11:00 a.m. London time on the day that is two (2) London Banking Days preceding such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBO Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by Lender. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate as described in the preceding sentence. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) London Banking Days preceding the first day of the Interest Period.

         "Maturity Date" - The maturity date of the Fleet Loan, as the same may be extended from time to time, but in no event later than the fifth anniversary of the date hereof.

         "Maximum Revolving Facility" - An amount equal to the difference, if any, between (i) all payments made on account of the Contract Receivables (as defined in the Omnibus Agreement) and (ii) the sum of (w) the principal and amortization actually paid by the Lender under the Fleet Loan Agreement, (x) the projected principal payments required to be made by the Lender under the Fleet Loan Agreement (assuming an annual principal payment equal to at least the minimum annual principal payment required to be made under the Fleet Loan Agreement) for the succeeding 12 month period, (y) to the extent deemed advisable by the Lender, the projected interest payments required to be made by the Lender under the Fleet Loan Agreement for a period not to exceed the succeeding 12 month period, and (z) such reserves as the Lender deems are reasonably necessary in its good faith judgment to enable it to satisfy its debt obligations and operating expenses.

         "Note" - as defined in Section 2.6.

         "Obligations" - all of the indebtedness, liabilities and obligations of the Borrower to the Lender, whether now existing or hereafter arising, whether or not currently contemplated, direct or indirect, joint or several, certain or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising out of or incurred under this Agreement or the Note, including, without limitation, Revolving Credit Loans, and including in every case interest thereon and all other amounts payable in respect thereof pursuant to this Agreement.

         "Omnibus Agreement" - as defined in the Recitals.

         "Organizational Documents" - As applicable, the Certificate of Limited Partnership, Certificate of Incorporation, Certificate of Formation, Agreement of Limited Partnership, By-laws and Limited Liability Company Agreement.

         "Person" - An individual, trust, estate, partnership, joint venture, association, company, corporation, limited liability company or other entity.

         "Revolving Credit Loan" - as defined in Section 2.1.


                                   ARTICLE II
                                      LOANS

         Section 2.1 Revolving Credit Loans. (a) The Lender hereby agrees, on the terms and subject to the conditions of this Agreement, to make revolving credit loans (each a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") during the Credit Period to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the then Maximum Revolving Facility.

              (b) On the terms and subject to the conditions of this Agreement, and within the limits set forth in paragraph (a) above, during the Credit Period the Borrower may borrow, repay and reborrow Revolving Credit Loans.

         Section 2.2 Notices. At such time as the Borrower shall determine that it desires to make a borrowing hereunder, the Borrower shall give the Lender written notice of each borrowing of each Revolving Credit Loan (a "Borrowing Notice") substantially in the form of Exhibit A hereto. Each Borrowing Notice shall specify the amount to be borrowed.

         Section 2.3 Disbursement of Loan Proceeds. So long as (i) the amount to be borrowed under the Borrowing Notice does not cause the aggregate principal amount of Revolving Credit Loans outstanding at such time to exceed the Maximum Revolving Facility, and (ii) no Event of Default (as hereinafter defined) has occurred and is continuing, the Lender will make available to the Borrower the principal amount of the borrowing in immediately available funds and shall be payable to such account as shall be specified by the Borrower in its Borrowing Notice. All advances of Revolving Credit Loans shall be made on the first business day of a month. All Revolving Credit Loans to be made pursuant to a Borrowing Notice received prior to the 25th day of a month shall be made, to the extent the Lender is required to make such Revolving Credit Loan, on the first day of the month following the receipt of such Borrowing Notice. All Revolving Credit Loans to be made pursuant to a Borrowing Notice received on or after the 25th day of a month shall be made, to the extent the Lender is required to make such Revolving Credit Loan, on the first day of the second month following the receipt of such Borrowing Notice.

         Section 2.4 Interest. (a) The Borrower shall pay to the Lender with respect to the Revolving Credit Loans interest (on the basis of a 360-day year and actual days elapsed) on the unpaid principal amount of such Revolving Credit Loans for the period commencing on the date such Revolving Credit Loan is borrowed until such Revolving Credit Loan shall be paid in full, at a rate per annum equal to the Interest Rate.

              (b) Anything in this Agreement or the Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

         Section 2.5 Payment of Revolving Credit Loans. (a) Borrower shall be required to make payments of interest on the Revolving Credit Loans on a monthly basis on the first day of each month. Borrower shall not be required to make any payments of principal on the Revolving Credit Loans until the Maturity Date.

              (b) Borrower may, upon prior written notice to the Lender, prepay the Revolving Credit Loans on the first of any month, in whole or in part, without premium or penalty, in integral multiples of $1,000, by paying such principal amount to be prepaid together with accrued and unpaid interest thereon to the date of prepayment.

              (c) The principal balance of the Note, and all accrued interest thereon, shall be due and payable on the Maturity Date.

         Section 2.6 Note. (a) The Revolving Credit Loans made by the Lender shall be evidenced by a promissory note made by the Borrower in substantially the form of Exhibit B annexed hereto (the "Note"). The Note shall be dated as of the date hereof, shall be payable to the order of the Lender in a principal amount equal to the amount actually borrowed hereunder and shall otherwise be duly completed.

              (b) The Lender is authorized to enter on the schedule attached to the Note a notation with respect to each Revolving Credit Loan made hereunder setting forth: (i) the date and principal amount thereof, and (ii) each payment and prepayment of principal thereof. Such notations shall be presumed correct, absent manifest error. The failure of the Lender to make a notation on a schedule to the Note as aforesaid shall not affect the Obligations hereunder or under the Note in any respect.

         Section 2.7 Use of Proceeds of Loans. The proceeds of the Loans hereunder may be used for any purpose deemed advisable by the Borrower.

                                   ARTICLE III
                    REPRESENTATION, WARRANTIES AND COVENANTS

         Section 3.1 Representations and Warranties. Borrower warrants and represents to the Lender for the express purpose of inducing Lender to enter into this Agreement, to make the Revolving Credit Loans, and to otherwise complete all of the transactions contemplated hereby that as of the date hereof, and at all times thereafter until the Revolving Credit Loans have been repaid and all Obligations have been satisfied as follows:

              (a) Formation. The Borrower has been duly formed and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware. The Borrower has the requisite partnership power and authority to own its assets and conduct its businesses and to enter into and perform its obligations hereunder each Loan Document to which it is a party. The Borrower is in good standing and authorized to do business in each jurisdiction where the ownership of its assets and/or the conduct of its business requires such qualification except where the failure to be so qualified would not have a material adverse effect on the business of the Borrower.

              (b) Proceedings; Enforceability. The Borrower has taken all requisite partnership action to authorize the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party. Each Loan Document to which it is a party which is required to be executed and delivered on or prior to the date on which this representation and warranty is being made has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              (c) Conflicts. Neither the execution, delivery and performance of the Loan Documents by the Borrower or compliance by the Borrower with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions of, or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) of any Lien (except pursuant to the Security Agreement) upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other agreement, contract or instrument to which the Borrower is a party or by which it or any of its properties or assets is bound or to which it may be subject or (iii) will violate any provision of any of the Organizational Documents of the Borrower.

              (d) Litigation. Except for that certain lawsuit captioned Albert McCall, et. al. v. Newkirk Capital, LLC, et. al, in the Connecticut Superior Court, there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of Borrower's knowledge, threatened with respect to the Revolving Credit Loans, the transactions contemplated in the Loan Documents or any documentation executed in connection therewith, or the Borrower which could reasonably be expected to have a material adverse effect on the business of the Borrower.

              (e) Taxes. The Borrower has made all required tax filings and has paid all federal, state and local taxes applicable to the Borrower and the Borrower's assets.

              (f) Control Provisions. There are no provisions in the Borrower's Organizational Documents, or any other agreement or instrument to which the Borrower is party, under which any Person (other than the Borrower) has the right to exercise the management or control rights, powers or authority currently belonging to the Borrower.

              (g) Bankruptcy Filings. The Borrower is not contemplating either a filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against the Borrower.

              (h) Investment Company. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              (i) Holding Company. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              (j) No Default. There is no Event of Default on the part of Borrower under this Agreement or any of the other Loan

Documents and no event has occurred and is continuing which would constitute an Event of Default under any Loan Document.

         Section 3.2 Covenants. The Borrower covenants and agrees as follows:

              (a) Books and Records. The Borrower shall keep and maintain proper and accurate books, records and accounts reflecting all of the financial affairs of the Borrower and all items of income and expense in connection with its business and operations and in connection with any services, equipment or furnishings provided in connection with the operation of the business of the Borrower, whether such income or expense is realized thereby or by any other Person.

              (b) Tax Returns. The Borrower shall cause all tax returns required to be filed by it to be filed on a timely basis and any taxes due on account thereof to be paid on a timely basis.

              (c) Organizational Documents. Except with the prior written consent of the Lender, the Borrower shall not permit to be modified, amended, supplemented or terminated in any material respect, its Organizational Documents, or any of them.

              (d) Legal Existence. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises.

              (e) Insurance. The Borrower will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

              (f) Compliance with Laws. The Borrower will comply with (a) the applicable laws and regulations wherever its business is conducted, (b) the provisions of its Organizational Documents, (c) all agreements and instruments by which it or any of its properties may be bound, and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower is a party, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Lender with evidence thereof.

              (g) Indemnification. Borrowers shall at all times, both before and after repayment of the Revolving Credit Loan, at its sole cost and expense defend, indemnify, exonerate and save harmless Lender and all those claiming by, through or under Lender ("Indemnified Party") (to the extent not paid by Borrowers in this Section 3.2(g) or under the applicable provisions of this or any other Loan Document) against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, attorneys' fees and experts' fees and disbursements, which may at any time (including, without limitation, before or after discharge or foreclosure of the Security Agreement) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

                   (i) any liability for damage to person or property arising out of any violation of any legal requirement with respect to the Borrower,

                   (ii) as a result of litigation that may arise in connection with the Borrower's activities, or

                   (iii) any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Revolving Credit Loan.

         Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified Party is a proper party.

              (h) Costs and Expenses. Borrower shall pay all costs and expenses (excluding salaries or wages of employees of Lender) reasonably incurred by Lender in connection with the implementation of the Revolving Credit Loans and the administration of the Revolving Credit Loans, and reasonably incurred by the Lender in connection with the enforcement of the Lender's rights under the Loan Documents, including, without limitation, legal fees and disbursements, and out-of-pocket costs of consultants. Borrowers' obligations to pay such costs and expenses shall include, without limitation, all attorneys' fees and other costs and expenses for preparing and conducting litigation or dispute resolution arising from any breach by

Borrower of any covenant, warranty, representation or agreement under any one or more of the Loan Documents. Unless an Event of Default has occurred and is then continuing, the Lender shall use its good faith efforts to notify the Borrower prior to the incurrence of any such cost or expense if the aggregate amount of such costs and expenses in any one calendar year will exceed $25,000.00; provided, however, that the failure to provide such notice shall not affect in any manner whatsoever on the Borrowers' obligations hereunder

         3.2.9 Further Assurances. The Borrower will cooperate with the Lender and execute such further instruments and documents as the Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.


                                   ARTICLE IV

                             [INTENTIONALLY OMITTED]


                                    ARTICLE V
                                EVENTS OF DEFAULT

         Section 5.1 Default. If any one or more of the following events ("Events of Default") shall occur and be continuing with respect to the Borrower, the Lender's obligation to make Revolving Credit Loans shall terminate and the entire unpaid balance of principal of and interest on the Note outstanding shall immediately become due and payable upon written notice to that effect given to the Borrower by the Lender (except that in the case of the occurrence of any Event of Default described in subparagraph (d) hereof, no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower:

                    (a) Payments. Failure by the Borrower to make any payment of principal or interest upon the Note, and such failure shall continue for a period of more than five (5) days after written notice thereof shall have been given to the Borrower by the Lender; or

              (b) Covenants. Failure by a Borrower to perform or observe any of the covenants or agreements contained in Section 3.2 hereof; or

              (c) Representations and Warranties. Any representation or warranty made by the Borrower to the Lender hereunder or in connection with the making of the Revolving Credit Loans shall have been false or misleading in any material respect when made or delivered; or

              (d) Bankruptcy. The Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of his assets, or shall commence any proceeding under any bankruptcy, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Borrower shall take any action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against him, which remains undismissed for a period of thirty (30) days or more; or any order for relief shall be entered in any such proceeding; or the Borrower by any act or omission shall indicate his consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for him or any substantial part of any of his properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

              (e) Other Loan Defaults. The Borrower shall be in default under the Fleet Loan Agreement.

         Section 5.2 Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lender shall have accelerated the maturity of the Revolving Credit Loans, the Lender, if owed any amount with respect to the Revolving Credit Loan, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Loan Agreement and the other documents entered into in connection herewith or any instrument pursuant to which the Obligations to the Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         Section 5.3 Remedies of the Essence. The various rights and remedies of the Lender under this Agreement are of the essence of the Agreement, and the Lender shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

         Section 5.4 Recourse. The Revolving Credit Loans shall be fully recourse to the Borrower and all of its assets but shall not be recourse to the Borrower's partners.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.1 Notices. Any notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be deemed to have been given (i) when personally delivered with signed delivery receipt obtained or
(ii) three business days after such notice has been deposited in the United States first class mail if sent postage prepaid by registered or certified mail, return receipt requested, and addressed as follows: (i) if to Lender, to it at 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114, Attn:
Carolyn Tiffany; or (ii) if to a Borrower, to it at 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114, Attn: Thomas Staples, as the same may be modified by giving written notice in accordance with the provisions of this Section 6.1.

         Section 6.2 Lender's Right to Perform on a Borrower's Behalf. If the Borrower shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by him hereunder or under the Note, the Lender may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Borrower, and the Borrower hereby authorizes the Lender so to do.

         Section 6.3 Lender's Right to Use Agents and to Act in Name of Borrower. The Lender may exercise its rights and remedies hereunder or under the Note through an agent or other designee and, in the exercise thereof, the Lender or any such other Person may act in its own name or in the name and on behalf of the Borrower.

         Section 6.4 Power of Attorney. (a) In addition to the other powers granted the Lender by the Borrowers hereunder, the Borrower hereby appoints the Lender, and any other Person that the Lender may designate, as the Borrower's attorney-in-fact to act, in the name, place and stead of the Borrower in any way in which the Borrower himself could do, with respect to each of the following:
(i) endorsing the Borrower's name on (A) any checks, notes, acceptances, money orders, drafts or other forms of payment and (B) notices of assignment, financing statements and other public records;
(ii) taking any actions or exercising any rights, powers or privileges that the Borrower is entitled to take or exercise and that, under the terms of this Agreement or the Note, the Lender is authorized to take or exercise; and (iii) doing or causing to be done any or all things necessary or, in the determination of the Lender, desirable to observe or perform the terms, conditions, covenants and agreements to be observed or performed by the Borrowers hereunder or under the Note and otherwise to carry out the provisions of this Agreement and the Note; provided, however, that the Lender will not exercise any of the above-referenced rights other than to the extent necessary to maintain the priority and perfection of the security interest granted hereunder prior to an Event of Default. The Borrower hereby ratifies and approves all acts of the attorney.

              (b) To induce any third party to act under this Section 6.4, the Borrower hereby agrees that any third party receiving a duly executed copy or facsimile of this Agreement may act under this Section 6.4, and that the termination of this Section 6.4 shall be ineffective as to such third Person unless and until actual notice or knowledge of such termination shall have been received by such third party, and the Borrower, on behalf of himself and his successors and assigns, hereby agrees to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third Person having relied on the provisions of this Section 6.4.

         Section 6.5 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         Section 6.6 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         Section 6.7 Entire Agreement.This Agreement embodies the entire agreement among the Borrowers and the Lender relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Section 6.8 Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the Borrower is not permitted to make any assignment except with the prior written consent of Lender.

         Section 6.9 Captions. Captions to Articles, Sections and subsections of, and Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

         Section 6.10 Pronouns and Gender. All pronouns and variations thereof used herein shall, regardless of the pronoun actually used, be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may, in the context in which such pronoun is used, require.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first set forth above.

                                  THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                  By: MLP GP LLC,
                                      its general partner

                                      By: Newkirk MLP Corp.,
                                          its manager

                                          By:
                                             ----------------------------------
                                             Peter Braverman
                                             Executive Vice President

                                  T-TWO PARTNERS, L.P.

                                      By: Holdings Subsidiary LLC,
                                          its general partner

                                          By: Newkirk Manager Corp.,
                                              its manager


                                              By:
                                                 -------------------------------
                                                 Peter Braverman
                                                 Executive Vice President

                                                                       Exhibit A

                            FORM OF BORROWING NOTICE

                                                           ______________, 200__


T-Two Partners, L.P.
7 Bulfinch Place, Suite 500
P.O. Box 9507
Boston, Massachusetts 02114

         This Borrowing Notice is delivered to you under Section 2.2 of the Revolving Loan Agreement, dated as of November __, 2003 (as such Revolving Loan Agreement may be amended, modified or supplemented, the "Loan Agreement"), between T-Two Partners, L.P. (the "Lender") and The Newkirk Master Limited Partnership (the "Borrower").

         Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed thereto in the Loan Agreement.

         The Borrower hereby requests that Revolving Credit Loans be made to it in the aggregate principal amount of $__________ on __________________, ____.
The principal amount of the Revolving Credit Loans currently outstanding to the Borrower is $___________. The Revolving Credit Loans requested to be made hereby shall be in the principal amount of $_____________. Please transfer the proceeds of the Revolving Credit Loans into the following account of the Borrower:






         The undersigned hereby represents and warrants that:

              (i) There exists no Event of Default under the Loan Agreement as to any of the Revolving Credit Loans as of the date hereof, and no Event of Default will exist after giving effect to the action intended to be taken by the Borrower as described herein;

              (ii) The Borrower has complied, and as of the date hereof is in compliance, with all the terms, covenants and conditions of the Loan Agreement and the Note;

              (iii) The representations and warranties of the Borrower contained in the Loan Agreement are true and correct as to the Borrower as of the date hereof with the same effect as if such representations and warranties had been made on the date hereof.

         IN WITNESS WHEREOF, the Borrower has authorized this request to be executed and delivered, as of this _________ day of ________, 200_.


                                       THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                       By: MLP GP LLC,
                                           its general partner

                                           By: Newkirk MLP Corp.,
                                               its manager


                                               By:
                                                  -----------------------------

                                                                       Exhibit B

                            REVOLVING PROMISSORY NOTE

                                                           Boston, Massachusetts
                                                           November __, 2003

         FOR VALUE RECEIVED, THE NEWKIRK MASTER LIMTIED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), hereby promise to pay to the order of T-TWO PARTNERS, L.P., a Delaware limited partnership (the "Lender"), the aggregate unpaid principal amount of the Revolving Credit Loans (the "Loans") made by the Lender to the Borrower pursuant to the Revolving Loan Agreement, of even date herewith among the Lender and the Borrower (such Revolving Loan Agreement, as amended, modified or supplemented from time to time, being referred to as the "Loan Agreement"), together with interest thereon at the Interest Rate at such time and times as set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         Anything in the Loan Agreement or herein to the contrary notwithstanding, the obligations of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

         Payment of both principal and interest on this Note are to be made at the office of the Lender at 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114, or such other place as the Lender shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

         This Note is the Note referred to in Section 2.6 of the Loan Agreement. This Note is secured in the manner provided for in the Loan Agreement, is subject to the terms and conditions thereof and is entitled to the benefits thereof.

         The Lender is authorized to enter on the schedules attached hereto a notation with respect to each Loan made under the Loan Agreement setting forth:
(i) the date and principal amount thereof and (ii) each payment and prepayment of principal thereof. Such notations shall be presumed correct, absent manifest error. The failure by the Lender to make a notation on the schedule hereto as aforesaid shall not affect the obligations of the Borrower hereunder or under the Loan Agreement in any respect.

         The Borrower expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, and all lack of diligence or delays in collection or enforcement of this Note, but such waiver shall not waive the notices provided for in the Loan Agreement.

         Upon the occurrence of any Event of Default, the principal amount of and accrued interest on this Note attributable to the Defaulting Borrower may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrower agrees to pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and to be performed entirely within such Commonwealth. This Note may not be changed, modified or terminated orally.

         IN WITNESS WHEREOF, the undersigned have executed this Note as of the day and year first above written.

                                       THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                       By: MLP GP LLC,
                                           its general partner

                                           By: Newkirk MLP Corp.,
                                               its manager

                                               By:
                                                  ------------------------------

                                   SCHEDULE 1

                                     TO NOTE

         This Note evidences the Loans made under the Loan Agreement in the principal amounts, and on the dates set forth below, subject to the payments or prepayments of principal set forth below:

                  Principal   Principal    Date of
                  Amount      Amount Paid  Payment or   Balance
Date Made         of Loan     or Prepaid   Prepayment   Outstanding   Initials
---------         -------     ----------   ----------   -----------   --------

